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                                                                    Exhibit 10.1

                               INDEMNITY AGREEMENT

        THIS AGREEMENT is made as of September 12, 2001 by and between Golden Northwest Aluminum, Inc., an Oregon corporation (the "Company"), and [_______________________] ("Indemnitee"), a director and/or officer of the Company.

                                    RECITALS

        A. It is essential to the Company to retain and attract as directors and officers the most capable persons available.

        B. The increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability and coverage of directors' and officers' liability insurance has been reduced.

        C. The Articles of Incorporation of the Company (the "Articles") require indemnification of the directors and officers of the company to the fullest extent not prohibited by law. The Articles and the Oregon Business Corporation Act (the "Act") expressly provide that the indemnification provisions set forth in the Articles and the Act are not exclusive, and thereby contemplate that contracts may be entered into between the Company and members of the board of directors and officers with respect to indemnification.

        D. Indemnitee does not regard the protection available under the Act and the Company's Articles and directors' and officers' liability insurance adequate in the present circumstances, and may not be willing to serve or continue to serve as a director and/or officer without adequate protection, and the Company desires Indemnitee to serve in such capacity.

                                    AGREEMENT

        1. SERVICES TO THE COMPANY. Indemnitee agrees to serve or continue to serve as a director and/or officer of the Company: (i) for so long as Indemnitee is duly elected or appointed; (ii) until such time as Indemnitee tenders a resignation in writing; (iii) if Indemnitee is an officer, but not a director, until termination of employment; or (iv) if Indemnitee is an officer and a director, until termination of employment, provided that the Chairman requests Indemnitee's resignation as a director.

        2. DEFINITIONS. As used in this Agreement:

           (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not serving in such

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        capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

           (b) The term "Expenses" includes, without limitation, expense of investigations, judicial or administrative proceedings or appeals, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under Section 11 of this Agreement, but shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

           (c) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; reference to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner reasonably believed to be in the best interest of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

        3. INDEMNITY IN THIRD-PARTY PROCEEDINGS. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or threatened to be made a party to any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the Proceeding, but only if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that Indemnitee's conduct was unlawful.

        4. INDEMNITY IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee in accordance with the provisions of this
Section 4 if Indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of Company to procure a judgment in its favor against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of the Proceeding, but only if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been finally adjudged by a court to be liable to the Company, unless and only to the extent that any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity.

        5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee has been successful, on the merits


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or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, including the dismissal of an action without prejudice, the Company shall indemnify Indemnitee against all Expenses incurred in connection therewith.

        6. ADDITIONAL INDEMNIFICATION.

           (a) Notwithstanding any limitation in Sections 3, 4 or 5, the Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the Proceeding. No indemnity shall be made under this Section 6(a) on account of Indemnitee's conduct which constitutes a breach of Indemnitee's duty of loyalty to the Company or its shareholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law.

           (b) Notwithstanding any limitation in Sections 3, 4, 5 or 6(a), the Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee is a party to or threatened to be made a party to any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the Proceeding.

           (c) For purposes of Sections 6(a) and 6(b), the meaning of the phrase "to the fullest extent permitted by law" shall include, but not be limited to:

               (i) to the fullest extent permitted by the provision of the Act that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the Act, and

               (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the Act adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

        7. EXCLUSIONS. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any claim made against Indemnitee:

           (a) for which payment has actually been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision;


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           (b) for any transaction from which Indemnitee derived an improper personal benefit;

           (c) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law;

           (d) if a court having jurisdiction in the matter shall finally determine that such indemnification is not lawful under any applicable statute or public policy (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or

           (e) in connection with any Proceeding (or part of any Proceeding) initiated by Indemnitee, or any Proceeding by Indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Company is expressly required by law to make the indemnification, (ii) the Proceeding was authorized by the Board of Directors of the Company, (iii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, or (iv) Indemnitee initiated the Proceeding pursuant to Section 11 of this Agreement and Indemnitee is successful in whole or in part in the Proceeding.

        8. ADVANCES OF EXPENSES. The Company shall pay the expenses incurred by Indemnitee in any Proceeding in advance at the written request of Indemnitee; provided that Indemnitee:

           (a) furnishes the Company a written affirmation of the Indemnitee's good faith belief that Indemnitee is entitled to be indemnified by the Company under this Agreement; and

           (b) furnishes the Company a written undertaking to repay the advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. Advances shall be made without regard to Indemnitee's ability to repay the expenses and without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement.

        9. NOTIFICATION AND DEFENSE OF CLAIM. Not later than 30 days after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect of the Proceeding is to be made against the Company under this Agreement, notify the Company of the commencement of the Proceeding. The omission to notify the Company will


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not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement:

           (a) The Company will be entitled to participate in the Proceeding at its own expense.

           (b) Except as otherwise provided below, the Company may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense of the Proceeding, with legal counsel reasonably satisfactory to the Indemnitee. Indemnitee shall have the right to use separate legal counsel in the Proceeding, but the Company shall not be liable to Indemnitee under this Agreement, including Section 8 above, for the fees and expenses of separate legal counsel incurred after notice from the Company of its assumption of the defense, unless (i) Indemnitee reasonably concludes that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of the Proceeding or (ii) the Company does not use legal counsel to assume the defense of such Proceeding. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in
        (i) above.

           (c) If two or more persons who may be entitled to indemnification from the Company, including the Indemnitee, are parties to any Proceeding, the Company may require Indemnitee to use the same legal counsel as the other parties. Indemnitee shall have the right to use separate legal counsel in the Proceeding, but the Company shall not be liable to Indemnitee under this Agreement, including Section 8 above, for the fees and expenses of separate legal counsel incurred after notice from the Company of the requirement to use the same legal counsel as the other parties, unless the Indemnitee reasonably concludes that there may be a conflict of interest between Indemnitee and any of the other parties required by the Company to be represented by the same legal counsel.

           (d) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. Indemnitee shall permit the Company to settle any Proceeding the defense of which it assumes, except that the Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, which may be given or withheld in Indemnitee's sole discretion.

        10. PROCEDURE UPON APPLICATION FOR INDEMNIFICATION. Any indemnification under Sections 3, 4, 5 or 6 of this Agreement shall be made no later than 90 days after receipt of the written request of Indemnitee for indemnification and shall not require that a determination be made in accordance with the Act by the persons specified in the Act that


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indemnification is required under this Agreement. However, unless it is ordered by a court in an enforcement action under Section 11 of this Agreement, no such indemnification shall be made if a determination is made within such 90-day period by (a) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the Proceeding, or (b) independent legal counsel in a written opinion (which counsel shall be appointed if a quorum is not obtainable), that the Indemnitee is not entitled to indemnification under this Agreement.

        11. ENFORCEMENT. The Indemnitee may enforce any right to indemnification or advances granted by this Agreement to Indemnitee in any court of competent jurisdiction if (a) the Company denies the claim for indemnification or advances, in whole or in part, or (b) the Company does not dispose of the claim within 90 days of a written request for indemnification or advances. Indemnitee, in the enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. It shall be a defense to any such enforcement action (other than an action brought to enforce a claim for advancement of expenses pursuant to Section 8 above, if Indemnitee has tendered to the Company the required affirmation and undertaking) that Indemnitee is not entitled to indemnification under this Agreement, but the burden of proving this defense shall be on the Company. Neither a failure of the Company (including its Board of Directors or its shareholders) to make a determination prior to the commencement of the enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its shareholders) that indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise. The termination of any Proceeding by judgment, order of court, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

        12. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provisions of this Agreement to indemnification by the Company for some or part of the Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount, the Company shall indemnify Indemnitee for the portion of the Expenses, judgments, fines and amounts paid in settlement to which Indemnitee is entitled.

        13. NONEXCLUSIVITY AND CONTINUITY OF RIGHTS. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles, the Bylaws, any other agreement, any vote of shareholders or directors, the Act, or otherwise, both as to action in Indemnitee's official capacity and as to action in other capacity while holding office. The indemnification under this Agreement shall continue as to Indemnitee even though Indemnitee ceases to be a director or officer and shall inure to the benefit of the heirs and personal representatives of Indemnitee.


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        14. SEVERABILITY. If this Agreement or any portion of it is invalidated on any ground by any court of competent jurisdiction, the Company shall indemnify Indemnitee as to Expenses, judgments, fines and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that is not invalidated or by any other applicable law.

        15. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee. Indemnitee shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

        16. MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions of this Agreement (whether or not similar) nor shall any waiver constitute a continuing waiver, unless expressly stated in any waiver.

        17. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery if delivered by hand to the party to whom the notice or other communication shall have been directed or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

           (i) If to Indemnitee, at the address indicated on the signature page of this Agreement or to any other address as may have been furnished to the Company by Indemnitee;

           (ii) If to the Company to

                Golden Northwest Aluminum, Inc.
                3313 West Second Street
                The Dalles, OR  97058
                Attention: William R. Reid

           With a Copy to:

                Stoel Rives LLP
                900 SW Fifth Avenue, Suite 2600
                Portland, OR  97204-1268
                Attention:  Jason M. Brauser

           or to any other address as may have been furnished to Indemnitee by the Company.


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        18. COUNTERPARTS. The parties may execute this Agreement in two counterparts, each of which shall constitute the original.

        19. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the law of the state of Oregon.

        20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

                            [SIGNATURE PAGE FOLLOWS.]


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        IN WITNESS WHEREOF, the parties have caused this Indemnity Agreement to be signed as of the day and year first above written.

GOLDEN NORTHWEST ALUMINUM, INC.             INDEMNITEE


By:
    ------------------------------          -----------------------------------
    William R. Reid                          (Signature)
    Chief Financial Officer
                                             ---------------------------------
                                             (Print name)

                                             ---------------------------------

                                             ---------------------------------
                                             (Address)

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